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                                                                   EXHIBIT 10.23

                        PATENT CROSS-LICENSE AGREEMENT

          This agreement ("Agreement"), effective as of the 18/th/ day of November, 1999 ("Effective Date"), is made by and between Terragen Discovery Inc., a British Columbia corporation ("Terragen"), having its principal place of business at Suite 300-2386 East Mall - UBC, Vancouver, British Columbia, Canada V6T 1Z3, and Diversa Corporation, a Delaware corporation ("Diversa"), having its principal place of business at 10665 Sorrento Valley Road, San Diego, California 92121.

          Whereas, Terragen is the owner of [*****] Terragen Patent Rights (as hereinafter defined), and Diversa is the owner of [*****] Diversa Patent Rights (as hereinafter defined), both embodying technologies applicable in discovery of multi-gene pathways and biomolecules of interest;

          Whereas, each party is desirous of acquiring certain rights under the other party's patent rights to use the other party's technology for the [*****]; and

          Whereas, each party is willing to grant the other party such rights in accordance with the terms and conditions set forth in this Agreement.

          Now, Therefore, in consideration of the foregoing recitals and the mutual covenants and conditions set forth herein, Terragen and Diversa hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

          "[*****]" shall mean a [*****]

          "Diversa Patent Rights" shall mean patents and patent applications set forth in Exhibit A hereto, and all continuations-in-part, continuations, divisionals, reissues, re-examinations or extensions thereof, and any foreign patents and patent applications corresponding thereto. Diversa may modify Exhibit A from time to time by providing written notice to Terragen to include patents and patent applications that may be required in order for Terragen to practice Diversa Patent Rights or Terragen Patent Rights.

          "Diversa Products" shall refer to all products made, use, sold, offered for sale or imported by Diversa that but for the licenses granted herein would infringe Terragen Patent Rights.

          "Field 1" shall mean small molecules for pharmaceutical applications.

          "Field 2" shall mean all fields except Field 1.

          "Patent Rights" shall refer to Terragen Patent Rights and Diversa Patent Rights.

          "[*****]" shall mean a [*****].

           "Terragen Patent Rights" shall mean patents and patent applications set forth in Exhibit B hereto, and all continuations-in-part, continuations, divisionals, reissues, re-examinations or extensions thereof, and any foreign patents and patent applications corresponding thereto, as well as any patents and patent applications necessary to practice microdroplet screening technologies as described in the patents and patent applications in Exhibit B. Terragen may modify Exhibit B from time to time by providing written

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notice to Diversa to include patents and patent applications that may be required in order for Diversa to practice Diversa Patent Rights or Terragen Patent Rights.

           "Terragen Products" shall refer to small molecules generated by the expression of partial, complete or hybrid gene pathways made, used, sold, offered for sale or imported by Terragen that but for the license granted herein would infringe Diversa Patent Rights. It is understood that small molecules do not include proteins or nucleic acids.

           "Valid Claim" shall mean: (i) a claim of an issued and unexpired patent that has not been revoked or held unenforceable or invalid by a decision of a court or other governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been statutorally disclaimed; or (ii) a claim included in a pending patent application that is actively prosecuted and which has not been cancelled, withdrawn, finally determined to be unallowable by the applicable governmental body pursuant to an unappealable decision and/or abandoned in accordance with the terms hereof.

                                   ARTICLE 2

                                 LICENSE GRANT

     2.1 Terragen License Grant. Subject to the terms and conditions set forth herein, Terragen hereby grants to Diversa the following:

           (a) a co-exclusive, non-royalty bearing, worldwide, [*****] license under Terragen Patent Rights to [*****] in Field 2. This license shall [*****] to the [*****]. During the term of the license, Terragen will [*****] to [*****] under [*****] in Field 2 to [*****].

           (b) a non-exclusive, non-royalty bearing, non-sublicenseable, worldwide license under Terragen Patent Rights to [*****] in Field 1, provided that [*****] from the Effective Date, the license under this subparagraph shall [*****]. This license shall [*****].

     2.2 Diversa License Grant. Subject to the terms and conditions set forth herein, Diversa hereby grants to Terragen the following:

           (a) a non-exclusive, non-royalty bearing, worldwide, [*****] license under Diversa Patent Rights to [*****] in Field 1.

     2.3   License Limitations.

           (a) Diversa agrees that it will not [*****] in [*****] of Diversa Products in Field [*****] for a period of [*****] from the Effective Date.

           (b) Terragen agrees that it will not [*****] in the [*****] and/or [*****] of Terragen Products for a period of [*****] from the Effective Date.

                                   ARTICLE 3

                                 CONSIDERATION

     3.1 Fees. In consideration of the licenses granted to Diversa by Terragen under the terms of this Agreement, Diversa has granted the license referred to in Section 2.2 and will pay Terragen the following:

           (a)  [*****] within [*****] of the Effective Date:

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          (b)  an annual maintenance fee of [*****] within [*****] of [*****] of the Effective Date until [*****] included in the [*****] unless the Agreement is terminated earlier pursuant to Article 7 below.

                                   ARTICLE 4

                             INTELLECTUAL PROPERTY

     4.1 Except as permitted below, in further consideration of the licenses granted under the terms of this Agreement, Terragen will not institute a legal action challenging the validity and/or enforceability of Diversa Patent Rights, and Diversa will not institute any legal action challenging the validity and/or enforceability of Terragen Patent Rights, in each case, during the term of this Agreement. "Legal action challenging the validity and/or enforceability of Diversa Patent Rights/Terragen Patent Rights" shall include, but is not limited to, pre-grant or post-grant opposition proceedings, utility suits, reexamination proceedings, declaratory judgement actions, and civil actions under 35 U.S.C.
(S) 291 (interfering patents).

     4.2 Except as permitted below, in further consideration of the licenses granted under the terms of this Agreement, neither party shall take any action to hinder or delay prosecution of patents or patent applications owned or controlled by the other party and within the scope of Patent Rights without the prior written consent of said other party during the term of this Agreement. "Action taken to hinder or delay prosecution of patent applications" shall include, but is not limited to, formal or informal protests and third-party observations.

     4.3 Upon the execution of this Agreement, a party who has brought a pending legal action challenging the validity or enforceability of any patent or patent application owned or controlled by the other party and within the scope of Patent Rights, shall take appropriate steps to terminate said pending legal action.

     4.4 Notwithstanding the provisions of sections 4.1 and 4.2, a party may present and prosecute one or more claims that are directed to the same patentable invention as any claim(s) of the other party. Claims may be presented to satisfy the provisions of 35 U.S.C. (S) 135(b) or otherwise, e.g., at the request of an Examiner.

     4.5 Notwithstanding the provisions of sections 4.1 and 4.2, in the event a patent infringement action is brought against a party to this Agreement, the party charged with infringement shall be permitted to raise all defenses permitted by law, including invalidity or unenforceability of the patent asserted against the party charged with infringement.

     4.6 Notwithstanding the provisions of sections 4.1 and 4.2, nothing in this agreement shall prevent a party from disclosing material information to the Patent and Trademark Office to satisfy the duty of disclosure under 37 C.F.R.
(S) 1.56.

     4.7 If the United States Patent and Trademark Office declares an interference proceeding involving Terragen Patent Rights and Diversa Patent Rights, the parties will negotiate a settlement of such an interference in good faith. These negotiations will address all priority and non-priority issues that could have been brought in the interference.

     4.8  Infringement by Third Parties.

          (a) In the event that either party determines that a third party is making, using, or selling a product that may infringe a patent included in the Patent Rights, it will promptly notify the other party in writing.

          (b) Except as provided under Section 4.8(c), the party in whose name the allegedly infringed Patent Rights are registered shall be solely responsible for determining whether to bring suit

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against such alleged infringer and controlling such suit, and the other party shall take all reasonable steps to assist in such suit, provided that the expenses of the other party are paid by the controlling party.

          (c) If the matter involves an alleged infringement of the Terragen Patent Rights in Field 2, then Terragen shall be initially responsible for determining whether to bring suit against such alleged infringer. In the event Terragen decides to bring suit, it shall give prompt written notice to Diversa of that fact, and Diversa shall take all reasonable steps to assist Terragen in such suit. Terragen shall be entitled to all amounts recovered in such suit (other than amount to be paid to Diversa, should Diversa elect to join in such suit as provided for herein), except that Diversa shall have the right to elect to pay up to fifty percent (50%) of the litigation costs and receive a percentage of any recovery equal to the percentage of total litigation costs, including reasonable attorneys' fees, paid by Diversa. Diversa must make such election within sixty (60) days of its receipt of Terragen's notice that it has decided to bring suit. Diversa shall also have the right to be represented by separate counsel in any such suit. Terragen shall have control over any such suit, and decisions as to settlement, methods and/or terms and conditions for resolving the suit shall be made by Terragen after good faith consultation with Diversa. Upon the earlier of (i) Terragen's election not to bring a suit against the alleged infringer, as indicated by prompt written notice to Diversa, or (ii) 180 days after Terragen has notice of such alleged infringement if Terragen has not been able to cause the alleged infringer to cease infringement, Diversa shall have the right, at its option, to commence such action at its own cost and expense, in which case Diversa shall have control over such suit and be entitled to all amounts recovered in such action, subject to payment of any costs of Terragen in assisting in such suit. Subject to the right to receive payment for its costs out of amounts recovered as aforesaid, Terragen shall take all reasonable steps to assist Diversa in such suit.

     4.9 Parties to Maintain Patent Rights. Each party shall have the obligation and be responsible at its own cost and expense for maintaining and extending those Patent Rights under its control for the term of this License. Subject to Section 4.10, each party shall use good faith efforts to prosecute, issue and maintain all Patent Rights.

     4.10 Notice of Patent Lapse of Patent Rights. In the event that a party elects to abandon any of the Patent Rights under its control, it shall promptly advise the other party of the grant, lapse, nullification, revocation, surrender, or invalidation of any such Patent Rights at least in advance of any abandonment to enable the other party (the "Assuming Party") to assume that prosecution, at the Assuming Party's expense, should the Assuming Party not agree to such abandonment.

                                   ARTICLE 5

                 LIMITED WARRANTIES/INDEMNIFICATION/LITIGATION

     5.1 Limited Warranty. Each party warrants to the other that it has the full right and power to make the representations and agreements set forth herein. Terragen warrants that Exhibit B lists patent applications filed on or before the Effective Date owned by Terragen, and Diversa warrants that Exhibit A lists patent applications filed on or before the Effective Date owned by Diversa.

     5.2 No Other Warranties by Terragen. WITH RESPECT TO TERRAGEN PATENT RIGHTS AND TERRAGEN TECHNOLOGY, TERRAGEN EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND AND MAKES NO EXPRESS OR IMPLIED WARRANTIES WHATSOEVER INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS EXPRESSLY PROVIDED IN PARAGRAPH
5.1 ABOVE. TERRAGEN EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE VALIDITY OR SCOPE OF TERRAGEN PATENT RIGHTS, OR THAT THE TERRAGEN TECHNOLOGY WILL BE FREE FROM INFRINGEMENT OF PATENTS OR PROPRIETARY RIGHTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING TERRAGEN PATENT RIGHTS. In no event shall Terragen be liable for any consequential, indirect, or incidental damages. Further, Diversa shall make no statements, representations or warranties whatsoever to any third party which are inconsistent with this disclaimer by Terragen.

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     5.3   No Other Warranties by Diversa. WITH RESPECT TO DIVERSA PATENT RIGHTS
AND DIVERSA TECHNOLOGY, DIVERSA EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND AND MAKES NO EXPRESS OR IMPLIED WARRANTIES WHATSOEVER INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS EXPRESSLY PROVIDED IN PARAGRAPH 5.1 ABOVE. DIVERSA EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE VALIDITY OR SCOPE OF DIVERSA PATENT RIGHTS, OR THAT THE DIVERSA TECHNOLOGY WILL BE FREE FROM INFRINGEMENT OF PATENTS OR PROPRIETARY RIGHTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING DIVERSA

PATENT RIGHTS. In no event shall Diversa be liable for any consequential, indirect, or incidental damages. Further, Terragen shall make no statements, representations or warranties whatsoever to any third party which are inconsistent with this disclaimer by Diversa.

     5.4 Infringement Litigation. Each party shall notify the other party in writing in the event that any third party shall commence or threaten to commence an action against Terragen or Diversa alleging that the practice of a method or process embodied in one or more claims of Diversa Patent Rights or Terragen Patent Rights infringes a patent of a third party. Each party shall keep the other reasonably informed with respect to the progress of any such action from time to time. Upon a party's reasonable request and at its expense, the other party shall cooperate with the requesting party and its counsel with respect to the defense of any such action against the requesting party.

                                   ARTICLE 6

                                CONFIDENTIALITY

     6.1 Definition of Confidential Information. Confidential Information shall mean any technical, business or other proprietary information, whether orally or in writing, furnished by one party (the "Disclosing Party") to the other party (the "Receiving Party) in connection with this Agreement. Such Confidential Information shall include, without limitation, the terms of this Agreement, Diversa Patent Rights, and Terragen Patent Rights.

     6.2  Obligations.  The Receiving Party agrees that it shall:

          (a) Maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its Affiliates, directors, officers, employees, consultants and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement;

          (b) Use all Confidential Information solely for the purposes set forth in, or as permitted by, this Agreement; and

          (c) Allow its Affiliates, directors, officers, employees, consultants and advisors to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

Each Party shall be responsible for any breaches of this Section 6.2 by any of its Affiliates, directors, officers, employees, consultants and advisors.

     6.3 Exceptions. The obligations of the Receiving Party under Section 6.2 above shall not apply to any specific Confidential Information to the extent that the Receiving Party can demonstrate by written record that such Confidential Information:

          (a) Was in the public domain prior to the time of its disclosure under this Agreement;

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          (b)  Entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party or its Affiliates, directors, officers, employees, consultants, advisors or agents;

          (c) Was or is independently developed or discovered by the Receiving Party without use of the Confidential Information;

          (d) Is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

          (e) Is required to be disclosed to comply with applicable laws or regulations (such as disclosure to the SEC, the EPA, the FDA, or the United States Patent and Trademark Office or to their foreign equivalents), or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

     6.4  Survival of Obligations.  The obligations set forth in Sections 6.1,
6.2 and 6.3 shall remain in effect after termination or expiration of this Agreement, until such time as the Confidential Information falls into one of the exceptions listed in Section 6.3.

     6.5 Publicity. The parties shall issue a joint press release regarding this Agreement, the text of which shall be subject to mutual agreement of the parties. Except for the information disclosed in the joint press release, neither party shall use the name of the other party or reveal the terms of this Agreement in any publicity or advertising without the prior written approval of the other party, except that (i) either party may use the text of a written statement approved in advance by both parties without further approval, and (ii) either Party shall have the right to identify the other party and to disclose the terms of this Agreement as required by applicable securities laws or other applicable law or regulation, provided that the receiving party takes reasonable and lawful actions to minimize the degree of such disclosure.

                                   ARTICLE 7

                             TERM AND TERMINATION

     7.1 Diversa License Term. The term of the licenses granted to Diversa by Terragen pursuant to this Agreement shall expire on a country by country basis, upon the expiration of the last to expire Valid Claim within the Terragen Patent Rights.

     7.2 Terragen License Term. The term of the license granted to Terragen by Diversa pursuant to this Agreement shall expire on a country by country basis, upon the expiration of the last to expire Valid Claim within the Diversa Patent Rights.

     7.3 Termination Upon Material Breach. Either party may terminate the licenses granted to the other party under this Agreement if such other party breaches any material term of this Agreement and does not cure such breach within [*****] following written notice; except for non-payment of money, in which case the cure period shall be reduced to fifteen (15) days. Any right to terminate arising under this Section 7.3 shall be stayed until resolved under
Section 9.2 if, during the relevant cure period, the party alleged to have been in default shall:

               (i) have initiated arbitration in accordance with Section 9.2 below, with respect to the alleged default; and

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               (ii) be diligently and in good faith co-operating in the prompt resolution of such arbitration proceedings.

     7.4 Termination Upon Bankruptcy. If either party (the "Insolvent Party") files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other party may, at its sole election upon notice to the Insolvent Party, terminate the rights granted to the Insolvent Party by written notice to such Insolvent Party.

     7.5 Termination upon Patent Right Lapse. Either party may terminate the license granted to the other party under this Agreement if the other party's Patent Rights have lapsed, been canceled or abandoned, been admitted to be invalid or unenforceable through reissue or disclaimer or have been declared invalid by decision or judgment of a court of competent jurisdiction.

     7.6 Termination Upon Licensed Rights Representing Majority of Assets. Either party may terminate the licenses granted to the other party under this Agreement if the licenses granted to the other party under this Agreement represent more than 50% of the total assets of the other party.

     7.7 Terragen Termination Rights [*****]. Terragen may terminate the licenses granted to Diversa under this Agreement in the event that Diversa [*****]. In the event the license to Diversa is terminated by Terragen pursuant this Section 7.7, such termination will be effective upon the date of such [*****].

     7.8 Diversa Termination Rights [*****]. Diversa may terminate the license granted to Terragen under this Agreement in the event that Terragen [*****] In the event the license to Terragen is terminated by Diversa pursuant this Section 7.8, such termination will be effective upon the date of such [*****] Further, in the event Terragen [*****] without prior written approval from Diversa within [*****] of the Effective Date, Terragen shall [*****] Diversa the [*****] Terragen by Diversa pursuant to Section 3.1 above, within [*****] of such [*****].

     7.9 Rights Upon Expiration. Upon expiration of the licenses granted hereunder, neither party shall have any further rights or obligations with respect to this Agreement in the countries with respect to which this Agreement has then expired, except that expiration shall not relieve each party of any obligations accruing prior to such expiration or of its obligations under Articles 4, 5 and 6 herein. This Section 7.9 (and the sections referenced herein) shall survive expiration of this Agreement.

     7.10 Rights Upon Termination. Upon termination of the licenses granted by one party (the "Terminating Party") to the other party (the "Terminated Party") under this Agreement, the licenses granted by the Terminated Party to the Terminated Party shall remain in full force effect until expiration or termination in accordance with this Agreement. Any termination of licenses granted under this Agreement shall not relieve either party of any obligations with respect to such licenses accrued prior to the date of such termination or its obligations under Articles 4, 5 and 6 herein. This Section 7.10 (and the sections referenced herein) shall survive termination of this Agreement.

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                                   ARTICLE 8

           ASSIGNMENT, CHANGE OF OWNERSHIP, RIGHTS UPON DISSOLUTION

     8.1 Assignment. Except as otherwise expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by either party without the prior written consent of the other; provided, however, that (subject to sections 7.7 and 7.8 above) a Party may assign this Agreement to any affiliate of it or to any successor by law or by sale of all or substantially all of its assets, provided that the assigning party shall guarantee and remain liable and responsible for the performance and further observance of all the assigning party's duties and obligations hereunder; provided further that, in the event of such transaction, no intellectual property rights of any person (other than Diversa or Terragen) that is an acquiring party shall be included in the technology licensed hereunder. The terms and provisions of this Agreement shall be binding upon the successors and permitted assigns of the parties. Any assignment not in accordance with this
Section 8.1 shall be void.

     8.2 Diversa Rights Upon Dissolution, Liquidation, Winding Up of Terragen. Diversa will have a right of first option to negotiate the purchase of the Terragen Patent Rights in the event of the dissolution, liquidation or winding up of Terragen (an "Event") (subject to Section 9.12 hereof and to applicable bankruptcy laws) within five (5) years of the Effective Date. Terragen will provide prompt written notice to Diversa of any Event or proposed Event. Diversa may exercise its option to negotiate the purchase of the Terragen Patent Rights by providing Terragen written notice within sixty (60) days after the date of such notice to Diversa by Terragen. If Diversa elects to exercise such option, the parties shall negotiate in good faith with the goal of entering into a definitive agreement within ninety (90) days after the date of Diversa's notice to Terragen. If Diversa does not exercise such option within the sixty (60) day option period or the parties are unable to enter into a definitive agreement within the ninety (90) day period after Diversa's notice to Terragen that is has exercised the option (or such longer period as the parties may mutually agree in writing), then Terragen shall be free to sell or otherwise transfer the Terragen Patent Rights to a third party; provided that, for a period of six months following the end of the negotiation period, Terragen may not sell or otherwise transfer the Terragen Patent Rights to any third party containing terms and conditions which, in the aggregate, are more favorable to such third party than the terms and conditions last offered to Diversa by Terragen, unless Terragen first offers Diversa the opportunity to purchase the Terragen Patent Rights on such terms and conditions.

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                                   ARTICLE 9

                              GENERAL PROVISIONS

     9.1 Independent Contractors. Terragen and Diversa shall be independent contractors and shall not be deemed to be partners, joint venturers or each other's agents and neither party shall have the right to act on behalf of the other except as is expressly set forth in this Agreement.

     9.2 Arbitration. The Parties shall mutually consult in good faith in an attempt to settle amicably in the spirit of co-operation any and all disputes arising out of or in connection with this Agreement or questions regarding the interpretation of the provisions hereof. All controversies or claims under this Agreement, the enforcement or interpretation hereof, or because of an alleged breach, default or misrepresentation under the provisions hereof that cannot be settled amicably within [*****] from the date of notification of either party to the other of such dispute or question, which notice shall specify the details of such dispute or question, shall be settled by final and binding arbitration in English, by one arbitrator appointed by the American Arbitration Association ("AAA"). If the parties cannot agree on the arbitrator to be so appointed, each party shall be entitled to appoint one (1) arbitrator, and the [*****] arbitrators so appointed shall agree upon a third. The arbitrator(s) shall have the technical expertise required to understand and arbitrate the dispute. The arbitration shall be conducted in [*****] if initiated by Terragen and in Vancouver, British Columbia, if initiated by Diversa, in each case, in accordance with the then-existing Commercial Arbitration Rules of the AAA. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law of the [*****] or Federal Patent Law, as applicable, regardless of its or any other jurisdiction's choice of law principles. Notwithstanding the foregoing, either party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without any abridgement of the powers of the arbitrator. In no event shall the demand for arbitration be made after the date when institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The costs of any arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties and each party shall bear its own costs and attorneys' and witness' fees, provided however, that the prevailing party, if determined by the arbitrator(s), shall be entitled to an award against the other party in the amount of the prevailing party's costs (including arbitration costs) and reasonable attorneys' fees.

     9.3 Entire Agreement. This Agreement, together with the Non-Disclosure Agreement signed by the parties dated [*****] sets forth the entire agreement and understanding between the parties as to the subject matter hereof. There shall be no amendments or modifications to this Agreement, except by a written document signed by both parties.

     9.4 [*****] Law. This Agreement shall be construed and enforced in accordance with the laws of the State of [*****] without giving effect to its principles of conflicts of law.

     9.5 Severability. If any provision of this Agreement is ultimately held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.6 No Waiver. Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement.

     9.7 Notices. Any notices in writing and payments to be made provided herein shall be deemed duly given and made if sent by courier or by certified or registered mail, postage prepaid, to the addressees below. Either party may change its address or its designated management representative by written notice to the other party. The date of giving such notices and payments shall be the date of mailing.

To Terragen:

Terragen Discovery Inc.
Suite 300
2386 East Mall
UBC Vancouver, British Columbia, Canada V6T 1Z3

Attention: Dr. Mario Thomas
           Chief Executive Officer

To Diversa Corporation:

Diversa Corporation
10665 Sorrento Valley Road
San Diego, California 92121

Attention: Dr. Jay Short
           CEO, CTO and President

     9.8 Captions. Captions and headings are relied on for convenience only and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

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     9.9   Governmental Approvals. Each party shall be responsible for obtaining all necessary governmental approvals for the development, testing, production, distribution, sale and use of any products discovered and developed by such party using Diversa Technology or Terragen Technology licensed hereunder, at such party's sole expense. Each party shall have sole responsibility for any warning labels, packaging, instructions to use, and quality control with respect to any such product.

     9.10 Compliance With Laws and Regulations. Each party shall comply with all United States and foreign laws, regulations, rules and orders applicable to use of the Diversa Technology or Terragen Technology, as applicable, the development, testing, production, distribution, export, packaging, labeling, sales and use of products derived from the use of the Diversa Technology or Terragen Technology, as applicable.

     9.11 No Use of Name. Neither party shall use in advertising, promotion or sale of products, or the provision of services using the Diversa Technology or Terragen Technology, as applicable, any trade name, trademark, servicemark, trade-dress or other designation, or any confusingly similar variation thereof, of the other party, unless consented to in writing by such other party.

     9.12 Section 365(n). All licenses granted under the Agreement will be deemed licenses of rights to intellectual property for purposes of Section 365(n) of the US Bankruptcy Code and a licensee under the Agreement will retain and may fully exercise all of its rights and elections under the US Bankruptcy Code.

     9.13 Counterparts. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

Terragen Discovery, Inc.                     Diversa Corporation


/s/ Mario Thomas                             /s/ Jay M. Short
--------------------------------             -----------------------------------
Dr. Mario Thomas                             Dr. Jay M. Short
President                                    CEO, President and CTO

                                     10.       *Confidential Treatment Requested

                                   EXHIBIT A

                             [*****] Patent Rights

Issued Patent Number/
Serial Number        Title

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

                                               *Confidential Treatment Requested

                                   EXHIBIT B

                             [*****] Patent Rights

Issued Patent Number/
Serial Number        Title

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

[*****]                [*****]

                                               *Confidential Treatment Requested